Exhibit 32(b)

CERTIFICATION OF PERIODIC REPORT
RULE 1350 CERTIFICATIONS OF CFO
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
As Codefied at 18 U.S.C. Section 1350

I, the undersigned James F. Keen, Executive Vice President, Chief Financial Officer and Corporate Controller of First Tennessee National Corporation (“Corporation”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, as follows:

1.	The Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: November 14, 2003 /s/ James F. Keen James F. Keen Executive Vice President, Chief Financial Officer and Corporate Controller 1